Exhibit 31.2
CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Lewis W. Black, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of SolarWinds Corporation; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	April 22, 2025	By:	/s/ Lewis W. Black
Lewis W. Black
Chief Financial Officer (Principal Financial Officer)